Exhibit 10.2

TO:  THE UNDERSIGNED HOLDERS OF PREFERRED STOCK OF PLATFORM SPECIALTY PRODUCTS CORPORATION

Re:  Registration Rights Agreement

Each Holder of Series B Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of Platform Specialty Products Corporation, a Delaware corporation (“Platform”), and Platform have agreed to the following terms, conditions and provisions of this Registration Rights Agreement (this “Agreement”).  “Holder” shall refer to each undersigned holder of Preferred Stock or the shares of Platform’s common stock, par value $0.01 per share (“Common Stock”), issuable upon conversion of the Preferred Stock (the “Conversion Shares” and, together with the Preferred Stock, the “Securities”), and any transferee of such Holder that is an affiliate of the Holder at the time of the transfer; provided that such transferee executes a customary joinder to this Agreement.  “Holders” shall refer collectively to the Holders.  Capitalized terms used herein and not defined shall have the meanings set forth on Exhibit A hereto.

1.           Rule 144; Registration.

1.1           Platform shall, at Platform’s expense, for so long as any Holder holds any Registrable Shares, cooperate with the Holders, as may be reasonably requested by any Holder from time to time, to facilitate any proposed sale of Securities or Additional Shares by the requesting Holder(s) in accordance with the provisions of Rule 144 , including, without limitation, by complying with the current public information requirements of Rule 144 and providing opinions of counsel, as may be reasonably necessary in order for such Holder to avail itself of such rule to allow such Holder to sell such Securities or Additional Shares without registration.

1.2           (a)           In accordance with the procedures set forth in Section 2, Platform agrees to file with the Commission as soon as reasonably practicable following the issuance of the Preferred Stock, a resale registration statement on Form S-1, Form S-3 or such other form under the Securities Act then available to Platform providing for the resale pursuant to Rule 415 from time to time by the Holders of any and all Registrable Shares issued or issuable (including the Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Mandatory Registration Statement”).  Platform agrees to use its commercially reasonable efforts to cause the Commission to declare any Mandatory Registration Statement effective by not later than the date that is six (6) months following the date of this Agreement.  Platform shall use its commercially reasonable efforts to cause any Mandatory Registration Statement to remain continuously effective until the earlier of (A) the sale pursuant to such Mandatory Registration Statement of all of the Registrable Shares covered by such Mandatory Registration Statement, (B) the sale, transfer or other disposition pursuant to Rule 144 of all of the Registrable Shares covered by such Mandatory Registration Statement, (C) such time as the Registrable Shares covered by such Mandatory Registration Statement that are not held by Affiliates of Platform constitute two percent (2%) or less of the outstanding shares of Common Stock or (D) such time as all of the Registrable Shares covered by such Mandatory Registration Statement have been sold to Platform or any of its subsidiaries.  Any Mandatory Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available to, and requested by, the Holder(s) of the Registrable Shares.

(b)           At any time after Platform becomes eligible to use a shelf registration statement on Form S-3, Platform shall, in accordance with the procedures set forth in Section 2, have the option to file a registration statement on Form S-3 (whether such registration statement is filed by Platform on its own account or on account of one or more third persons), or a post-effective amendment on Form S-3 to the Mandatory Registration Statement (including the Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, a “Subsequent Registration Statement”) covering any Registrable Shares registered under any Mandatory Registration Statement and any Additional Shares issued or distributed to Holders after the effectiveness of the Mandatory Registration Statement, or otherwise not included in such prior Mandatory Registration Statement, on behalf of the Holders thereof in the same manner, and subject to the same provisions in this Agreement as the Mandatory Registration Statement.

(c)           Platform shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement.  Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all Selling Expenses and any other expense relating to a registration of Registrable Shares pursuant to this Agreement and any other Selling Expenses relating to the sale or disposition of such Holder’s Registrable Shares pursuant to any Registration Statement.

1.3           (a)  Subject to the provisions of this Section 1.3 and a good faith determination by Platform that it is in the best interests of Platform to suspend the use of any Mandatory Registration Statement, following the effectiveness of such Mandatory Registration Statement (and the filings with any international, federal or state securities commissions), Platform, by written notice to the Holders, may direct the Holders to suspend sales of the Registrable Shares pursuant to such Mandatory Registration Statement for such times as Platform reasonably may determine is necessary and advisable (but in no event for more than 30 days in any 90-day period or 90 days in any 365-day period), if any of the following events shall occur: (i) an underwritten public offering of Common Stock by Platform if Platform is advised by the underwriters that the concurrent resale of the Registrable Shares by the Holders pursuant to the Mandatory Registration Statement would have a material adverse effect on Platform’s offering, (ii) there is material non-public information regarding Platform which (A) Platform determines not to be in Platform's best interest to disclose, (B) would, in the good faith determination of Platform, require any revisions to the Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) Platform is not otherwise required to disclose, (iii) there is a significant bone fide business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to Platform which Platform determines not to be in Platform's best interests to disclose, or (iv) Platform is required to file a post-effective amendment to a Registration Statement to incorporate Platform’s quarterly or annual reports or audited financial statements on Forms 10-Q and 10-K; provided, however, that no suspension period permitted pursuant to this clause (iv) shall continue for more than five (5) consecutive Business Days.

(b)           Upon the earlier to occur of (A) Platform delivering to the Holders an End of Suspension Notice (as defined below), or (B) the end of the maximum permissible suspension period, Platform shall use its commercially reasonable efforts to promptly amend or supplement the Mandatory Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Mandatory Registration Statement so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

(c)           In the case of an event that causes Platform to suspend the use of a Registration Statement (a “Suspension Event”), Platform shall give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Shares, and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and Platform is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible. The Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from Platform and prior to receipt of an End of Suspension Notice. If so directed by Platform, each Holder will deliver to Platform (at the reasonable expense of Platform) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from Platform, which End of Suspension Notice shall be given by Platform to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect.

1.4           Platform shall indemnify and hold harmless each Holder, each person who controls any Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them (each an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (a) any untrue or alleged untrue statement of a material fact contained in a Registration Statement or any prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (b) any violation or alleged violation by Platform of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; in each case, except to the extent, but only to the extent, that (i) such untrue statement or omission is based upon information regarding such Holder furnished in writing to Platform by or on behalf of such Holder expressly for use therein, or (ii) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Shares and was approved in writing by or on behalf of the Holder expressly for use in the Registration Statement, such prospectus or in any amendment or supplement thereto.

Each Holder shall, severally and not jointly, indemnify and hold harmless Platform, each director of Platform, each officer of Platform who shall sign a Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of securities included in a Registration Statement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement or any prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statement or omission is based upon information regarding such Holder furnished in writing to Platform by or on behalf of such Holder expressly for use therein, or (ii) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Shares and was approved in writing by or on behalf of the Holder expressly for use in the Registration Statement, such prospectus or in any amendment or supplement thereto.

If the indemnification provided in this Section 1.4 is unavailable to an Indemnified Party or insufficient to hold the Indemnified Party harmless for any Losses, then Platform shall contribute to the amount paid or payable by the Indemnified Party, in such proportion as is appropriate to reflect the relative fault of Platform and such Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of Platform and the Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, Platform or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The parties hereto agree that it would not be just and equitable if any contribution were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence.  Notwithstanding the provisions of this paragraph, no Indemnified Party shall be required to contribute pursuant to this paragraph, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Indemnified Party from the sale of the Registrable Shares subject to the proceeding exceeds the amount of any damages that such Indemnified Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The provisions of this Section 1.4 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

1.5           Platform shall have no further obligations pursuant to this Agreement at the earlier of (a) such time as all of the Registrable Shares covered by the Mandatory Registration Statement have been sold, (b) such time as all of the Registrable Shares covered by such Mandatory Registration Statement have been sold, transferred or otherwise disposed of pursuant to Rule 144, (c) such time as the Registrable Shares covered by such Registration Statement that are not held by Affiliates of Platform constitute two percent (2%) or less of the outstanding shares of Common Stock, and (d) such time as all of the Registrable Shares covered by such Mandatory Registration Statement have been sold to Platform or any of its subsidiaries; provided, in each case, however, that Platform’s obligations under Sections 1.4 and 4 of this Agreement shall remain in full force and effect following such time.

2.           Registration Procedures.

2.1           In connection with the obligations of Platform with respect to any registration pursuant to this Agreement, Platform shall:

(a) prepare and file with the Commission, as specified in this Agreement, each Registration Statement, which Registration Statements shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to cause any Mandatory Registration Statement to become and remain effective as set forth in Section 1.2 hereof;

(b) subject to Section 1.3 hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 1.2(a) hereof, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

(c) furnish to the Holders, without charge, such number of copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; Platform hereby consents to the use of such Prospectus, including each preliminary Prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d) use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as any Holder covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 1.2(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that Platform shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 2.1(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

(e) notify each Holder with Registrable Shares covered by a Registration Statement promptly and, if requested by any such Holder, confirm such advice in writing (i) when such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made);

(f) during the period of time referred to in Section 1.2(a) above, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(g) upon request, furnish to each requesting Holder with Registrable Shares covered by a Registration Statement, without charge, at least one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(h) except as provided in Section 1.3, upon the occurrence of any event contemplated by Section 2.1(e)(iv), use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies of each such supplement or post-effective amendment;

(i) enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement;

(j) use its commercially reasonable efforts (including, without limitation, seeking to cure in Platform’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on any securities exchange on which such Registrable Shares are then listed or included;

(k) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent Platform’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 1.2(a) hereof, Platform shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 1.2(a) hereof;

(l) (i) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Registration Statement or Prospectus or amendment or supplement to such Registration Statement or Prospectus to which any Holder of Registrable Shares covered by any Registration Statement shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two Business Days prior to the filing thereof, provided that Platform may file such Registration Statement or Prospectus or amendment or supplement following such time as Platform shall have made a good faith effort to resolve any such issue with the objecting Holder and shall have advised the Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(m) cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

(n) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends , and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registrable Shares;

(o) cause management of Platform to cooperate reasonably with each of the Holders (i) with respect to significant sales or placements of Registrable Shares, including by participating in roadshows, one-on-one meetings with institutional investors and responding to reasonable requests for information and (ii) any request for information or other diligence request by any such Holder or any underwriter;

(p) use its best efforts to obtain a “comfort” letter from the independent public accountants for Platform and any acquisition target of Platform whose financial statements are required to be included or incorporated by reference in any Registration Statement, in form and substance customarily given by independent certified public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of the Registrable Shares being sold pursuant to each Registration Statement;

(q) execute and deliver all instruments and documents (including  an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Shares being sold reasonably request in order to effect a public offering of such Registrable Shares and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an underwritten offering, (A) make such representations and warranties to the holders of such Registrable Shares and the underwriters, if any, with respect to the business of Platform and its subsidiaries, and the Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (B) use its reasonable best efforts to furnish to the selling holders and underwriters of such Registrable Shares opinions and negative assurance letters of counsel to Platform and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsels to the selling Holders of the Registrable Shares), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and

(r) Upon reasonable request by a Holder, Platform shall file an amendment to any applicable Registration Statement (or Prospectus supplement, as applicable), to name additional Holders of Registrable Shares or otherwise update the information provided by any such Holder in connection with such Holder’s disposition of Registrable Shares.

2.2           Platform may require the Holders to furnish in writing to Platform such information regarding the proposed distribution of Registrable Shares by such Holder as Platform may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares, and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement or use the Prospectus forming a part thereof if such Holder does not provide such information to Platform. Each Holder further agrees to furnish promptly to Platform in writing all information required from time to time to make the information previously furnished by such Holder not misleading.  Each Holder agrees that, upon receipt of any notice from Platform of the happening of any event of the kind described in Section 2.1(e)(ii), 2.1(e)(iii) or 2.1(e)(iv) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until (i) any such stop order is vacated or (ii) if an event described in Section 2.1(e)(iii) or 2.1(e)(iv) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by Platform, such Holder will deliver to Platform (at the reasonable expense of Platform) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

2.3           In any underwritten offering by any Holder, no other seller shall be permitted to reduce the number of shares of Common Stock proposed to be sold by any such Holder.

3.           Additional Payments Under Certain Circumstances.

3.1           Additional payments (“Additional Payments”) with respect to the Registrable Shares shall be assessed as follows if any of the following events occur (each such event in clauses (a) through (c) being herein called a “Registration Default”):

(a)           the Mandatory Registration Statement has not been declared effective within the period set forth in Section 1.2 hereto;

(b)           Platform fails, with respect to a Holder that requests to be included on a Registration Statement or provides updated information as described in Section 2.2, to cause an amendment to the already effective Mandatory Registration Statement to be filed, or if permitted by the Commission, to prepare a Prospectus supplement to the Mandatory Registration Statement and distribute such amendment or supplement to Holders in each case within ten Business Days of such request; or

(c)           the Mandatory Registration Statement is declared effective by the Commission but (i) the Mandatory Registration Statement thereafter ceases to be effective during the period contemplated by Section 1.2 or (ii) as specified in Section 1.3 or Section 2.1(e)(iv), the Mandatory Registration Statement or the Prospectus ceases to be usable in connection with resales of Registrable Shares during the periods specified herein and Platform fails to (1) cure the Mandatory Registration Statement within five Business Days by a post-effective amendment or a report filed pursuant to the Exchange Act or (2) if applicable, terminate the suspension period described in Section 1.3 by the 30th or 90th day, as applicable.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond Platform’s control or pursuant to operation of law or as a result of any action or inaction by the Commission.

3.2           Additional Payments shall accrue on the Registrable Shares for each such day from and including the date on which any such Registration Default occurs but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per month (on a 30/360 basis) of the price per share at which the Preferred Stock is convertible at such time.  Additional Payments shall be paid in accordance with Section 3.3 below.  In the case of a Registration Default in respect of Section 3.1(b), Platform’s obligation to pay Additional Payments extends only to the affected Registrable Shares.  Other than the obligation of payment of any Additional Payments in accordance with the terms hereof, Platform will have no other liabilities for monetary damages with respect to its registration obligations.  With respect to each Holder, Platform’s obligation to pay Additional Payments remains in effect only so long as such Holder owns Registrable Shares; provided however, any obligations of Platform of accrued but unpaid Additional Payments at the time such Holder ceases to own Registrable Shares shall survive until such time as all such obligations with respect to such Registrable Shares have been satisfied in full.  Notwithstanding anything to the contrary contained herein, in no event shall the aggregate of all Additional Payments payable by Platform hereunder exceed $41,333,333.33.

3.3           Any amounts of Additional Payments will be payable in cash in arrears on the last day of the month in which such Additional Payments have accrued.  The amount of Additional Payments will be determined on the basis of a 360-day year comprised of twelve 30-day months, and the actual number of days on which Additional Payments accrued during such period.

4.           General Provisions.

4.1           Except as otherwise provided herein, all costs and expenses incurred by or on behalf of the parties hereto in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses when due.

4.2           All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally to the recipient or when sent to the recipient by facsimile (receipt confirmed) or email, one (1) Business Day after the date when sent to the recipient by reputable overnight express courier services (charges prepaid) or three (3) Business Days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid; provided, that, any notice received at the addressee’s location on any Business Day after 5:30 p.m. (addressee’s local time) shall be deemed to have been received by 9:00 a.m. (addressee’s local time) on the next Business Day.  Such notices, demands and other communications will be sent to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

To Platform:	Platform Specialty Products Corporation 245 Freight Street Waterbury, CT 06702 Attn: John L. Cordani Facsimile: (203) 575-7970 email: jcordani@macdermid.com
with a copy (which shall not constitute notice) to:	Greenberg Traurig, P.A. 401 E. Las Olas Blvd., Suite 2000 Fort Lauderdale, FL 33301 Attention: Donn Beloff, Esq. Facsimile No.: (954) 765-1477 email: beloffd@gtlaw.com
To Holder:	The address set forth beneath Holder’s signature hereto

4.3           This Agreement may be executed in any number of separate counterparts (including by means of facsimile or portable document format (pdf)), each of which is an original but all of which taken together shall constitute one and the same instrument.

4.4           This Agreement sets forth the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

4.5           Each of the provisions of this Agreement is severable, if any such provision is held to be or becomes invalid or unenforceable in any respect under the law of any jurisdiction, it shall have no effect in that respect and the parties shall use all reasonable efforts to replace it in that respect with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

4.6           THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED IN ANY WAY TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER OR RELATED IN ANY WAY TO THE FOREGOING, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAW OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

4.7           Except as expressly provided herein, neither this Agreement nor any of the rights, interests or obligations shall be assigned by any of the parties hereto without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.  A person who is not a party to this Agreement shall have no right to enforce any of its terms and this Agreement is not intended to give any person other than the parties and their permitted assigns any rights hereunder, other than as set forth under Section 1.4.

4.8           EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE GENERAL JURISDICTION OF THE DELAWARE COURT OF THE CHANCERY AND ANY STATE APPELLATE COURT THEREOF WITHIN THE STATE OF DELAWARE (OR, ONLY IF THE DELAWARE COURT OF CHANCERY DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF DELAWARE) FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT.  EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING IN THE DELAWARE COURT OF THE CHANCERY (OR, ONLY IF THE DELAWARE COURT OF CHANCERY

DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF DELAWARE). EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 4.2. NOTHING IN THIS SECTION 4.8, HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.

4.9           The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder will cause irreparable injury to the other parties, for which damages, even if available, will not be an adequate remedy.  Accordingly, each party hereby consents to the granting of injunctive relief by any court of competent jurisdiction to prevent breaches of this Agreement, to enforce specifically the terms and provisions hereof and to compel performance of such party’s obligations, this being in addition to any other remedy to which any party is entitled under this Agreement.  The parties further agrees to waive any requirement for the securing or posting of any bond in connection with any such remedy, and that such remedy shall be in addition to any other remedy to which a party is entitled at law or in equity.

4.10           EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  EACH OF THE PARTIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

4.11           No amendment to this Agreement shall be valid unless it is in writing and duly executed by the parties hereto.

4.12           No failure or delay by a party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first below written

PLATFORM SPECIALTY PRODUCTS CORPORATION By: /s/ Frank J. Monteiro________________________ Name: Frank J. Monteiro Title: Chief Financial Officer Date: February 13, 2015

NALOZO, L.P. By: NALOZO CAYMAN GP LTD., its general partner By: /s/ John Coyle_____________________________ Name: John Coyle Title: Director Date: February 13, 2013

Notice of Address:

  [ ● ]
________________________________
________________________________
Attn: _[ ● ] _______________________
Facsimile No: _[ ● ] _________________
Email:_[ ● ] _______________________

[Signature Page to Registration Rights Agreement]

Annex A

Defined Terms

“Additional Shares” means shares or other securities issued in respect of the Securities by reason of or in connection with any stock dividend, stock distribution, stock split or similar issuance.

“Affiliate” means, as to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee or general partner.  For purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests or other equity interests or otherwise.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.

“Commission” means the Securities and Exchange Commission, or any successor regulatory body.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

“FINRA” means the Financial Industry National Regulatory Agency.

“Person” means an individual, limited liability company, partnership, corporation, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

“Registrable Shares” means the Conversion Shares and any Additional Shares in respect thereof, in each case, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original Holder or any subsequent Holder, until, in the case of any such Conversion Shares or Additional Shares, as applicable, the earliest to occur of:

(i)	the date on which they have been sold pursuant to a Registration Statement or sold pursuant to Rule 144; or

(ii)	the date on which they are sold to Platform or its subsidiaries.

 “Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation:  (i) all Commission, the New York Stock Exchange (“NYSE”) or such other exchange as the Registrable Shares are listed from time to time and FINRA fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA and NYSE or other applicable exchange), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on NYSE or other applicable exchange pursuant to Section 2.1(j) of this Agreement, (v) the fees and disbursements of counsel for Platform and of the independent public accountants of Platform (including, without limitation, the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or

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incident to such performance), and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by Platform in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (ii) above.

“Registration Statement” means any Mandatory Registration Statement or Subsequent Registration Statement.

“Rule 144”, “Rule 158”, “Rule 415”, or “Rule 424”, respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, fees of counsel to the selling Holders (other than as specifically provided in the definition of Registration Expenses” above) and transfer taxes allocable to the sale of the Registrable Shares included in the applicable offering.

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